UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2007

Internet Commerce Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24996	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On July 2, 2007, Internet Commerce Corporation (NASDAQ:  ICCA), a Delaware corporation (the “Company” or “ICC”), entered into a Securities Purchase Agreement by and among the Company and several purchasers (the “Purchasers”) affiliated with York Capital Management, L.P. (“York Capital”) (the “Securities Purchase Agreement”).  Pursuant to the Securities Purchase Agreement, the Purchasers agreed to purchase an aggregate of $10,000,000 in principal amount of Senior Secured Convertible Bridge Notes (the “Notes”) issued by the Company.  The transaction has been approved by the ICC Board of Directors.  The proceeds from the sale of the Notes shall be used for working capital purposes and to acquire equity securities other than the equity securities of the Company and its subsidiaries.

Under the Securities Purchase Agreement, ICC is subject to certain limitations, including limitations on its ability to incur additional debt or sell assets, make certain investments and acquisitions, grant liens and pay dividends and distributions.  The Securities Purchase Agreement contains certain events of default (many of which are subject to applicable cure periods), including, among others, the failure to make payments when due, defaults under other contractual obligations, change of control and noncompliance with covenants.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Securities Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on July 2, 2007, ICC issued the Notes to the Purchasers in an aggregate principal amount of $10 million.  The Notes bear interest at the prime rate, which interest is payable quarterly, and shall mature upon the earliest of (i) the consummation of the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 3, 2007, among the Company, Jets Acquisition Sub, Inc. and EasyLink Services Corporation (the “Merger”), (ii) the termination of the Merger Agreement pursuant to the terms thereof, and (iii) September 1, 2007 (such earliest date, the “Maturity Date”), or such earlier date as the Notes are required or permitted to be repaid as provided in the Notes.

Upon notice to ICC on or before July 9, 2007, the Purchasers may convert the Notes into additional Series A Senior Secured Convertible Notes and Series B Senior Secured Convertible Notes of the Company, substantially on the terms described in that Current Report on Form 8-K filed by the Company on May 9, 2007.

A copy of the form of Notes is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Notes does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Notes attached hereto.

Also on July 2, 2007, ICC and its subsidiaries each entered into a Security Agreement (the “Security Agreement”) with the Purchasers and York Capital as Agent for the Purchasers pursuant to which ICC and its subsidiaries, have agreed to pledge and grant a security interest in certain Collateral (as defined in the Security Agreement) as security for the Secured Obligations (as defined in the Security Agreement).

Copies of the forms of Security Agreement for each of ICC and its subsidiaries are attached as Exhibits 2.3 and 2.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing description of the Security Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Security Agreements attached hereto.

Also on July 2, 2007, ICC’s subsidiaries entered into a Subsidiary Guaranty (the “Subsidiary Guaranty Agreement”) in favor of the Purchasers, pursuant to which ICC’s subsidiaries have agreed to guarantee, among other things, payment of all of the Secured Obligations.

A copy of the form of Subsidiary Guaranty Agreement is attached as Exhibit 2.5 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Subsidiary Guaranty Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Subsidiary Guaranty Agreement attached hereto.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the information set forth in Item 1.01 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

2.1	Securities Purchase Agreement, dated as of July 2, 2007, by and among Internet Commerce Corporation and each of the Purchasers identified on the signature pages thereto.*

2.2	Form of Senior Secured Convertible Bridge Note.

2.3	Security Agreement, dated as of July 2, 2007, by and among Internet Commerce Corporation, the Purchasers identified on the signature pages thereto and York Capital Management, L.P.*

2.4

Form of Subsidiary Security Agreement, dated as of July 2, 2007, by each subsidiary of Internet Commerce Corporation, the Purchasers identified on the signature pages thereto and York Capital Management, L.P.*

2.5	Form of Subsidiary Guaranty, dated as of July 2, 2007, by each subsidiary of Internet Commerce Corporation in favor of the Purchasers identified on the signature pages thereto.*

* Schedules and certain exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  ICC agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNET COMMERCE CORPORATION

	By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: July 9, 2007

EXHIBIT INDEX

Exhibit Number	Description

2.1	Securities Purchase Agreement, dated as of July 2, 2007, by and among Internet Commerce Corporation and each of the Purchasers identified on the signature pages thereto.*

2.2	Form of Senior Secured Convertible Bridge Note.

2.3	Security Agreement, dated as of July 2, 2007, by and among Internet Commerce Corporation, the Purchasers identified on the signature pages thereto and York Capital Management, L.P.*

2.4

Form of Subsidiary Security Agreement, dated as of July 2, 2007, by each subsidiary of Internet Commerce Corporation, the Purchasers identified on the signature pages thereto and York Capital Management, L.P.*

2.5	Form of Subsidiary Guaranty, dated as of July 2, 2007, by each subsidiary of Internet Commerce Corporation in favor of the Purchasers identified on the signature pages thereto.*

* Schedules and certain exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  ICC agrees to furnish a copy of any omitted schedules to the SEC upon request.